Sony Ericsson
show me your Vringo
Vringo
show me your Vringo
Vringo
htc
show me your Vringo
Vringo
NOKIA

March 9, 2011 Wedbush Investment Conference Investor Presentation Exhibit 99.1

- Page 2 -
This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, the outlook for general industry conditions, future operating results, capital expenditures, expansion and growth opportunities, financing activities and other such matters, are forward-looking statements.
Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward-
looking statements. For a more detailed discussion of risk factors, please refer to the
Company’s Registration Statement on Form S-1 and its periodic reports filed with the United
States Securities and Exchange Commission (“SEC”).
Vringo expressly disclaims any obligations or undertaking to update or revise any forward-
looking statements contained herein to reflect any change in Vringo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.
Safe Harbor Statement

- Page 3 -
Vringo: The Name for Video Ringtones
•
We provide a comprehensive platform of video ringtones for mobile phones
•
Software allows users to create, download and share mobile entertainment content
•
WAP and Web sites encompass robust content integration and distribution systems
•
200+ Vringo-enabled handsets (Windows, BlackBerry, Android, Symbian, J2ME)
•
Library of over 5,000 video ringtones; over 40 content partners
•
23 patents pending for software platform and mobile applications (one patent issued)
•
Launched in six territories with carrier and other partners
•
240,000 monthly subscribers in these paid launches
•
Founded in 2006
•
30 Employees
•
Headquarters located in New York
•
R&D based out of Israel
•
Strong early stage investors
•
Angel round of $2.4 M in 2006
•
Warburg Pincus invested $12 M in 2007
•
Bridge round of $3.0 M in Dec. 2009
•
IPO June 2010 raised $11 M with Maxim, Ladenburg, and Chardan

- Page 4 -
Established and Well
Seasoned Management
•
Strong management team and BOD with experience in the
U.S. financial markets
•
Track record of creating, running, investing and exiting
successful technology companies
Fast Growing Markets
•
4.6 B global mobile subscribers
(1)
•
534 M global mobile video subscribers by 2014
(2)(4)
•
$25 B mobile application market by 2014
(3)(5)
•
$29 B mobile content market by 2012
(2)
Strong Platform for Growth
•
Proven technology and products
•
Scalable business model
•
Major contracts signed with international mobile carriers
and content providers
•
Robust Video Ringtone platform ready to deploy as turnkey
Investment Highlights
(1) United Nations estimate
(2) Multimedia Intelligence
(3) Juniper Research
(4) Not a projection for Vringo subscribers
(5) Not a projection for Vringo market size
Will grow organically and
through acquisition
•
Have announced signing of LOI for m-Wise acquisition
•
Real opportunity for consolidation in mobile service arena

mipcom
The world's audiovisual content market

GSMA GLOBAL MOBILE AWARDS 2008

Mobile Excellence Awards

Sony Ericsson Content Awards
Special Award
2007

Vringo
show me your Vringo

RED HERRING
EUROPE
100
WINNER

AO Media 100
08

SAMSUNG

gtb GLOBAL TELECOMS BUSINESS
innovation awards 2009

Vringo

- Page 5 -
Consistently Winning Industry Awards
Best mobile service for social community
and user generated content
- October 2007
Best use of phone functionality
- December 2007
Always On Top 100 Media winner
- January 2008
Best mobile social networking service, 2
nd
place
- January 2008
Finalist
- March 2008
Best mobile community/fan content
- November 2008
Winner Red Herring 100
- April 2009
Best ringtone innovation
- June 2008

USA TODAY

WIRED

c|net

BusinessWeek

THE WALL STREET JOURNAL

CNBC

The New York Times

Vringo

- Page 6 -
Major Outlet Media Coverage
“offers an eyeful…has to be seen to be
believed”
“Vringo has something that others lack…the
caller has the power”
“the next level ringtone…this company’s fun
and unusual product is just getting better
and better”
“every call thus becomes an opportunity to
share content and to establish
identity…Vringo has a head start over
competitors”
“the service aims to tap consumer’s
obsession with creating their own content”
“the next big thing in ringtones…soon
everyone could have a Vringo, a
personalized video ringtone”
“Next big thing in the ringtone wave”

- Page 7 -
“One of Israel’s leading venture  capitalists”
(Washington Post)
Founder of Israel Seed Partners, managing
$260 M in 4 funds-exits include:
•
Shopping.com (acquired by eBay Inc.) for
$640 M
•
Answers Corp. (NasdaqCM: ANSW)
•
Native Networks (acquired by Alcatel
(NYSE: ALA))
•
Compugen (Nasdaq: CGEN)
•
Xacct Technologies (acquired by Amdocs
Ltd. (NYSE: DOX))
•
Business Layers (acquired by CA, Inc.
(NasdaqGS: CA))
•
Cyota (acquired by RSA/CA NasdaqGS: CA)
Manager of several startups  with exits
including:
•
MERET (acquired by Amoco/BP)
•
Accent (Nasdaq: ACNTF)
Seasoned Management & Governance
Jon Medved
Founder & CEO, Board
member
Ellen Cohl
VP Finance & Governance
Formerly
Arthur Andersen
Dov Frohlich
COO
Formerly
NMS Communications
Josh Wolff
VP Services & Solutions
Formerly
NMS Communications
Andrew Perlman
President and Board member
Formerly
EMI Music
Eshed Doni
VP Products
Formerly
eyeSight Mobile

- Page 8 -
Was Founder, Chairman and CEO of
the Beanstalk Group, the world’s
largest independent licensing
agency, now part of the Omnicom
Group. Served leading Brands such
as:
•
AT&T
•
IBM
•
Harley Davidson
•
Unilever
•
Ford Motor Company
Vringo Board of Directors
Seth (“Yossi”) Siegel
Chairman of the Board
Several time LIMA and Clio award
winner
Marketing and brand commentary
appears in the NY Times, BrandWeek,
Wall Street Journal, etc.
Ralph Simon
Board Member
Chairman Emeritus
Founder MEF - Americas
Founder and CEO
Relegance, sold to AOL
Edo Segal
Board Member
Jon Medved
CEO and Board member
Formerly
Founder and GP Israel Seed
Phil Serlin
Board Member
Chairman, Audit Committee
CFO BiolineRX
Formerly Coopers, SEC
John Engleman
Board Member
Classic  Media
Co-CEO
Andrew Perlman
President and Board member
Formerly
SVP, EMI Music

- Page 9 -
•
Mobile video has arrived
•
Mobile video data usage is expected to grow at a 131% CAGR from 2009 - 2014
(1)
•
534 M global mobile video subscribers by 2014
(2)
•
Five-fold increase since 2008
•
$16 B in revenues projected in the US
(2)
•
Mobile social networking is growing exponentially
•
Facebook and Twitter at the forefront of the phenomenon
•
Growing mobile social networking and user-generated content revenue
•
$1.8 B in 2008 to $11.8 B in 2013
(3)
•
Approximately 1 out of every 8 people world-wide has used a digital social network
(4)
•
User generated content continues to grow
•
YouTube revolution
•
Advances in technology that facilitate the creation of user-generated content
•
Rise of smart phones
•
Global Smartphone shipments experienced 72% growth YOY  from 2009-2010
(5)
•
Increased bandwidth enables rich media transfer across many devices
•
Apps everywhere…with Android unit growth of 888% from 2009 to 2010
(5)
•
Global 3G penetration expected to exceed 20% by the end of 2010
(4)
(1) Cisco Visual Networking Index:  Global Mobile Data Traffic Forecast Update, 2009-2014, 2/10
(2) Pyramid Research
(3) Juniper Research
(4) Morgan Stanley’s Internet Trends, 04/10; comScore Global, 12/09
(5) Gartner
Vringo in Middle of Rapidly Growing Markets and Trends

- Page 10 -
Ring Tone Market-Ready for Vringo’s Innovation
•
Ringtone business was created in 1997
•
Further developed in 2002 with the creation of truetone and mastertone
•
Ringback tone was created in 2004
•
$4.7 B ringback tone market by 2012
(1)
•
3x growth from 2008
•
More than one-third of mobile users download ringtones from various sources
(1)
•
40% of such users frequently change their ringtones
•
Ringtone business has seen little innovation since 2004
•
Traditional suppliers of ringtones are hurting
•
Market ready for next evolution of products and services
(1) Ipsos MediaCT

- Page 11 -
Future of Mobile Personalization
audio
ring
tone
audio
ring back
tone
video
ringtone
Audio
ringtone
market
today
Phone
capabilities
Vringo’s
market
video
ringback/
ring
forward
Better user
experience
New  revenue
opportunities
social
personal-
ization
tools

- Page 12 -
1. Justin logs onto
Vringo.com on his
PC/mobile or browses
through his Vringo
application for a new clip
3. Vringo server is updated
immediately
4. Justin’s new Vringo is
automatically sent to
all of Justin’s buddies
5. New Vringo is cached on
handsets, ready to be played
whenever Justin calls
Justin
HTTP
TCP/IP
Vringo server
Vringo clients
Vringo.com
Vringo Mobile App
HTTP
2. Justin picks out a
Rolling Stones clip and
makes it his phone’s
ringtone
Getting a New Vringo Onto a Phone

11:35
Incoming call
SPIDER-MAN
'67 COLLECTION
Sara
Mobile
054-769-5456
Vringo
T··Mobile·

Vringo
THE VRINGO ANIMATION CHANNEL
GET A NEW ANIMATED RINGTONE ONCE A WEEK
TO THE HIPPEST UNDERGROUND CARTOONS.

Vringo studio
Vringo.com
MADONNA
HARD CANDY
ANIME

PLUG
SONNERIES VIDEO POUR VOTRE GSM, PARTAGEZ-LES AVEC VOS AMIS
Vringo
your Vringo plays on your buddy's screen

Vringo

- Page 13 -
Four Product Platform Components
Mobile application Channels - automatic content delivery
Custom store fronts Studio - online ringtone editor
• Customer store front
• Viral marketing engine
• 300+ handsets
• Java, Blackberry, Windows Mobile,
Android, Symbian
• Opportunity exists to sell premium
content bundles based on the core
application
• World’s first Web-based
video ringtone editor
• Can be customized for
partners (e.g., Marvel)
• Video ringtones have a
shorter shelf life
• Customers can
subscribe to automatic
content refreshes
• Customizable
web/mobile store front
• TV networks, retailers,
political campaigns, live
events
• Opportunity exists to
set up advertising-
supported storefronts –
“free” to consumers
Indicative
example

- Page 14 - World’s Largest Video Ringtone Library 5,000+ video clips

- Page 15 -
Simple, Scalable Business Model
Target: $12 - $30 per user per year for
Net Vringo ARPU
Premium: $1-3 per clip
Monthly user subscription
User
Vringo
Operator
$1.0 - $5.0
No data
traffic
charges
$0.3*-$3.5
$0.6 - $2.5
X
Operator penetration
Target
Modeling assumptions
4-6%
Current audio RBT
1-2%**
~15%
* Effective revenue of $0.15 per subscriber - net of uncollected subscription fees
** Average Penetration of addressable market within 1 year
of new market launch

orange
verizon
avea
RTL GROUP
MTS
etisalat
maxis.
StarHub

Vringo

- Page 16 -
Signed Revenue Deals: Initial Basis for Growth
Markets in which we have launched or will launch our service through carriers have several hundred million mobile subscribers
(1)
Currently in discussions with several other carriers pursuing additional agreements over the next 12 - 24 months
(1) Source: United Nations

- Page 17 -
6 Carrier Launches So Far…others pending
Name of Operator/Partner Launch Date Operator
Subscribers (M)
Growth Potential
MTS Group/Vivacell (Armenia) July 2009
2
Part of MTS Group which has 100 M subs
Maxis (Malaysia) October 2009
11.4
Largest operator in Malaysia
Avea (Turkey) November 2009 12.1 Third largest operator in Turkey; subsequently replaced by agreement with Retromedya
Etisalat (UAE) March 2010
7.3
Group includes 16 countries, 94 M global subs
RTL (Belgium) May 2010
11
Service runs on all 3 major carriers
Vodaphone Shop (Germany,
Greece, Ireland, Italy, Netherlands,
Portugal, Spain, UK)
October 2010 Initial free app launch in 8 countries in Europe, with a paid service expected to launch soon
Ovi Store (UK) November 2010 Advanced Nokia phones in UK
Orange (UK) [Everything
Everywhere Ltd.]
February 2011
> 30*
Orange is subsidiary of UK’s biggest communications
company jointly-owned by Deutsche and France Telecom
Verizon (US) Pending
> 92
Initial launch for Blackberry & Android phones
StarHub (Singapore) Pending
> 2
Initial launch for Android phones
Hungama Pending
>400
Launching with 15 operators
* 30m includes combined subscribers for Orange (UK) and T-Mobile (UK) parent Everything Everywhere; initial launch is with Orange
(UK) subscribers

HITS
Video ringtones
from Melody Entertainment and Vringo.
Your ringtone will never
LOOK the same.
I WANT VIDEO
RINGTONES!
Vringo

HOTLINK
Vringo
FOR MAXIS
USERS
VRINGO.
YOUR RINGTONE WILL NEVER
LOOK THE SAME.

DES CENTAINES
DE VOS ÉMISSIONS
ET FILMS PRÉFÉRÉS
DE RTL...
MAINTENANT,
VOTRE SONNERIE
VIDÉO!
PLUG RTL
Vringo

GET VIDEO
RINGTONES!
HOTLINK
Vringo

Videolu zil
sesi simdi al
Vringo
avea

النغمة الأكثر طرافة
ب بحر Vringo

Say hello to
Vringo.

VIDEO RINGTONES BY VRINGO.
YOUR RINGTONE NEVER
LOOKED THIS GOOD!
HOTLINK
Vringo

- Page 18 - Marketing the Service: Sample Collateral

MANAGE PERSONAL ACCOUNT : LOGIN REGISTER
FORGOT YOUR ID OR PIN?
maxis.
PHONE SETTINGS
MAXIS REWARDS
CONTACT US
Search
HOME MOBILE & PLANS PHONES BROADBAND DOWNLOADS MAXISFORBUSINESS CUSTOMER SERVICE ABOUT US MORE FROM MAXIS HOTLINK
Mobile Guide Downloads Music Games Lifestyle Sports TV News & Biz Community Reach Out
Voice SMS
Friend Finder
Colour SMS
Emoticons
Let's Chat
FrenClub
Yahoo! Messenger
SMS Chat
Self-Destruct SMS
Mobile Instant Messaging
MySay
HerSay
fb2mobile
Vringo
FINDER301
tweet2me
Home > Reach Out > Vringo
VRINGO
SHARE VIDEO RINGTONES
Vringo
GET YOUR CONVERSATION STARTED WITH A VIDEO INSTEAD OF A SONG.
Download the Vringo mobile application and you'll be able to get video ringtones you can share with your friends.
Browse maxis.vringo.com to start your collection.
The first month's subscription is free. Charge on subsequent months is RM5/month. Premium videos (videos not from the free category) are RM4 each.
CHECK OUT THE VIDEO DEMO.
iPhone 4
Get yours from Maxis.
THE ANDROID™ CONNECTION
THE BLACKBERRY® BOLD™ 9700 NOW IN WHITE
iPhone 3G S
Top

Vringo

- Page 19 - Integrated Slots in Carrier Portal

HOTLINK
Get SHREK As Your Video Ringtone!
It's time to trade in your old ringtone for a visual experience featuring everyone's favorite ogre and star of SHREK FOREVER AFTER. If you're a Maxis subscriber, join Vringo to get SHREK FOREVER AFTER mobile video clips every time you receive a call!
Vringo is a service that brings video ringtones and mobile video clips to your phone. Once you join, you'll not only be able to watch clips from SHREK FOREVER AFTER, but you'll also have access to 1,000s of video clips, ranging from film, animation, music videos and video games! If you're using a Nokia, BlackBerry or Android device, you'll also be able to set these clips as your video ringtone and share them with other Vringo users. What are you waiting for?
MAKE THIS MY VIDEO RINGTONE!
Click Here

Vringo

- Page 20 - Hot New Releases in User-Friendly Formats

HOTLINK
Get your favorite Marvel Superhero on your phone!
Are you ready to take your phone to the next level?
Maxis, Vringo and Marvel have teamed up to bring you hundreds of mobile videos and video ringtones based on your favorite Super Heroes and villains. Check 'em out here!
After you register, we'll send you an SMS to get your free video ringtone. If you're one of the lucky people with a BlackBerry, Android, Nokia, Java or Windows Mobile phone, you can also download Vringo's video ringtone application, which lets you find other Marvel video clips, along with 1,000s of other free mobile videos.
CLICK HERE TO GET THIS VRINGO

HOTLINK
Go to
MY PERSONAL ZONE
Diwali
FREE
DOWNLOAD:
High res
Standard
SHARE

HOTLINK
Happy 2010 from Vringo and Hotlink. As a gift, enjoy these free video ringtones on us!
Go to
MY PERSONAL ZONE
Super Mario Floating in...
FREE
DOWNLOAD:
High res | Standard
SHARE

HOTLINK
Ramadan Mubarak!
Set the mood of Ramadan with a Ramadan video ringtone

ALPHA AND OMEGA
ARE YOU AN ALPHA OR AN OMEGA?
Free Pawsome Video Ringtones!
Get your favorite wolf on your phone and take your mobile experience to the next level!
MAKE THIS MY VIDEO RINGTONE!
Click Here
HOTLINK
In cinemas September 30

Vringo

- Page 21 - Timely User Acquisition Tools Vringo’s Creative Team renews the storefront, refeshes the content, and continually pushes timely attractions

HOTLINK
Vringo
FOR MAXIS USERS
VRINGO.
YOUR RINGTONE WILL NEVER LOOK THE SAME.

Vringo
Share the Love With Vringo,
Win a Wii!
Show your sweetheart you care by sending her or him a Vringo video ringtone. Every friend you sign up enters you into a drawing — win a Wii or other cool prizes!
CLICK TO START SHARING!

GRABBIT!
FREE CHINESE NEW YEAR VIDEO RINGTONES.

Vringo

- Page 22 - Marketing Tools – “Made for Maxis” • Refreshed New-Look Monthly Banner Ads •Holiday Contest Promotions and Banners Tailored for WAP Portal and Carrier Microsite

MY MAXIS
Mo 11/10/2010
Search: Internet and My content
*100#
Options
Video call

MY MAXIS
Mo 11/10/2010
Message:
8 Games
9 FREE Video Ringtones
10 TV&Video
0 Back
00 Main Menu
Answer
Exit

Text message
1/1
From 22833
RM0.00. Welcome to Vringo. You are entitled to 30 days FREE trial to enjoy the latest video ringtones. Click http://maxis.vringo.com/u/s7Hc7y.
Options
Back

Vringo
HOTLINK
Welcome to Vringo. We have many cool video ringtones waiting for you. Get one now!
Go to
MY PERSONAL ZONE
TIESTO
"LA Ride" - Tiesto
FREE
DOWNLOAD:
Options
Back

Vringo

- Page 23 -
Increasing The Scale: Subscribing to Vringo via USSD Menu*
Dial *100# to open USSD
menu
Select 9 for
FREE video ringtones
Logged in
Subscription Info
and terms of Service
* Abbreviated Format for Presentation Purposes

- Page 24 -
•
Growing our business in the countries where we have launched
• Continue to grow organically in each, driving subscription revenue
• Adding new customer acquisition techniques, such as:
•
Brand sponsorships, USSD, advertising
• Add additional carriers in the territory
• Rolling out new countries and partners
• Continuous development of a rich pipeline
• Add 2-3 territories/partners per quarter
• Migration to wealthier markets
• Bring new monetization models into play
• Advertising-based Vringo may become important
• App stores and content bundles
• Brand supported apps
• Leverage carrier relationships for new services
Three Drivers of Growth

Subscribers Growth: 2010-2011
250,000
200,000
150,000
100,000
50,000
0
January
February
March
April
May
June
July
August
September
October
November
December
January
February
2010
2011

Vringo

- Page 25 - Vringo Cumulative Subscriber Growth Across All Carriers

- Page 26 -
Leverage relationships for
additional services
•
Will launch new Vringo services with carrier partners
•
New services will also be on subscription basis
•
New services developed in-house or acquired
Moving  to higher
subscription rates
•
Intend  gradual  shift in subscriber pricing to $2.99 - 4.99 monthly fee, depending on currency and territory
•
Will start seeing revenue from more lucrative markets of
North America and Western Europe
•
Shift to these markets which are mostly post-paid,  as
opposed to pre-paid, will have positive effect on billing
efficiency
Initial Launches
demonstrate viable
subscription model
•
240,000 subscribers in paid subscription services world-wide
•
Added 100,000 subscribers over last four months, 70%
growth
•
Average net monetization  $0.13 per subscriber per month
•
6 paid launches so far — many more to come
Driving Subscriber Growth and Revenue

Vringo-Orange Launch – Breakthrough in Europe

everything everywhere™

T · · Mobile · · ·

orange™

Vringo

- Page 27 -
Deal with Everything Everywhere Ltd.; UK’s largest mobile
company to launch Vringo together in the UK market
Everything Everywhere operates both Orange (UK) and T-Mobile (UK) with combined total of over 30 M subscribers, and is owned by France Telecom and Deutsche Telekom
Have first launched with Orange
(UK)

- Page 28 -
Importance of Orange Launch
•
First major launch in the strategic European market
•
UK is a vibrant and active mobile content and application
market
•
Vringo has until now focused on proving its business model in smaller, less developed markets
•
Terms: Orange branded service, revenue split, zero rating for data, promotion of service on Orange properties

• Partnership with CarPhone Warehouse:
• Largest Retailer
Retail Presence
Cross Carrier Billing
• Partnership with Bango
• Effective Billing with O2, VF, 3, TM
OffDeck Partners
Strong Content Partners
• Partnership with Zed and Zedge
• Leading offdeck portals
• Partnership with EMI records

- Page 29 - Orange UK Launch: Mobile Ecosystem Partners in Place to Maximize Performance

Vringo Video Ringtone Platform

- Launched in 6 territories
- More on the way
- $1 - $5 monthly subscription

Vringo Video Remix Platform

- Supports Android and IOS
- T-Pain launched - hits #14 in iTunes music apps
- New artists due to launch shortly including brand sponsorship

Vringo Facetones Platform

- Animates Social Network photos
- In Alpha, being shown to operator partners

Vringo

- Page 30 - Vringo Platform Expansion

- Page 31 -
Vringo LOI for Asset Purchase of m-Wise (OTC.BB: MWIS)
•
Vringo has announced the signing of a non-binding Letter of Intent (“LOI”)
that sets forth terms for asset purchase of m-Wise, Inc.
•
Transaction is contingent on definitive agreement, approval of respective
Boards and shareholders, and regulatory approval.
•
m-Wise provides a mobile content management, delivery and
monetization platform used by major suppliers of mobile content and services
•
m-Wise platform is used for over 3 M daily mobile service transactions and has supported over 1 B such transactions cumulatively
•
Nine months 2010 reported m-Wise revenue was $2.1 M
•
Vringo will provide m-Wise with 1,900,000 shares, a management retention option of 500 K shares,  cover $615 K expenses over two years and assume certain other liabilities of m-Wise , and provide a $325 K promissory note convertible into 200 K shares

- Page 32 -
Strategic and Market Rationale
•
Mobile apps and services, in particular video and imaging, are fragmented and in need of consolidation
•
Carriers, content owners and brands are seeking an end-to-end array of mobile turnkey services and want to buy these services from trusted suppliers due to lack of internal development resources
•
Solutions are sought that  include Server-side components, transport, client apps and wap properties
•
Customers are focused  on delivery of rich media services including video, imaging (pictures), music, social apps, etc.
•
Traditional suppliers of these services have not moved effectively to the
“cloud” or embraced the app revolution
•
A company with strong server, transport, and application footprint will be a desirable partner for major customers
•
Services and carrier groups are largely global — one can leverage initial successes elsewhere
•
We have already seen validation of this in initial discussions with customers

- Page 33 -
m-Wise: why?
•
Powerful platform that will allow us to offer cloud based end-to-end mobile services and solutions to our customers
•
Utilizing Vringo’s public currency will allow us to grow faster through acquisitions like m-Wise
•
Few pure play mobile companies with pedigree public listings
•
Strong Synergies:
•
Product Synergy: m-Wise back-end together with Vringo app
expertise
•
Customer Synergy: m-Wise has a good group of leading companies as customers
•
Geographic Synergy: Focus on complimentary territories
•
Revenue and Margin contribution: m-Wise will immediately impact our revenue and help us move towards profitability
•
m-Wise platform is used to host app stores which is a frequent carrier request

UNIVISION.com
Interscope Records
Cash Money Millionaires
CPAlead
Coaching Interactive
Snackable Media
LatCel
Universal
Universal Music Group
mobizzo
warner music group
thumbplay
MOVIHITS
FOX Mobile
LOGIA MOBILE
INTERCHAN
Digicel
The Bigger, Better Network
SupportComm
Jamster
BOLTCEL
zero9

Vringo

- Page 34 - m-Wise Client Base

orange
verizon
avea
hungama
RTL GROUP
MTS
etisalat
maxis
StarHub

Vringo

- Page 35 -
Signed Revenue Deals: Initial Basis for Growth
Markets in which we have launched or will launch our service through carriers have several hundred million mobile subscribers
(1)
Currently in discussions with several other carriers pursuing additional agreements over the next 12 - 24 months
(1) Source: United Nations

thumbplay

MTV MUSIC TELEVISION

Clear Channel

msn

AOL mobile

comcast

LatCel

Sprint

metroPCS

brasiltec

FOX MOBILE GROUP

zero9

SupportComm

INTERCHAN

ONE WORLDWIDE

SONY BMG MUSIC ENTERTAINMENT

Kodak

BOLTCEL

TIMES

Mentors Channel

playphone

UNIVERSAL

OZONION

Digicel The Bigger, Better Network.

LOGIA MOBILE We know content

Vringo

- Page 36 - m-Wise Mobile Content Clients

Games
Video
Text
Apps
Music
Pics
Content Management
Aggregators
Mobile Carriers
Credit Card
PayPal
Content Billing
The MOMA Platform
Content Channels
Television
Publishers
Gurus
Record Labels
Storefronts
Advertisers
Content Delivery
SMS
WAP
Web
Streaming
Apps
Mobile Subscribers

Vringo

- Page 37 - m-Wise Platform Overview

Content Management & Delivery
Storefront
Billing
Analytics
Mobile Marketing

Vringo

- Page 38 - m-Wise Platform Overview One-Stop-Shop for Online & Mobile Content Solutions

OSS functionality
Service provisioning
Multi-channel connectivity (SMS, MMS, STK, WAP, web, IVR, etc…)
Administration & management
Monitoring and alarms
Device repository
Access control (AAA)
BSS functionality
Campaign management
Billing (premium SMS, pre-paid, post-paid, coupons, credit cards)
User profile management
Subscription management
Customer care tools (usage history, content resending, alternative content sending, refunds, black listing, parental control, etc…)
CDR logging and accounting
Settlements, royalties, tax & duty management
Reporting & Analytics
Real-time statistics
MOMA SDP
Service hub
Content Management System & Content Delivery engine
Mobile marketing service (coupons, mobile web site, CRM push, Text response)
Text2Screen engine
Additional interactive SMS games and applications
Service development kit (SDK)
Application Programming Interface (API)
Infotainment engine
Quiz engine
Voting engine
Lottery / Crosswords engine

Vringo

- Page 39 - MOMA Service Delivery Platform

- Page 40 -
The MOMA SDP – Main Functionality
•
Multi-territory, multi-country, multi-currency, multi-lingual, multi-
timezone, cross network platform messaging and billing
•
Central management and maintenance
•
Service provisioning (Quiz, Voting, Binary content, coupons, etc…)
•
Management and delivery of any type of binary content, including music, videos, pictures, games and applications
•
Medium independent – operates on SMS, MMS, WAP, web, IVR,
and email simultaneously
•
Flexible rating, pricing and billing
•
Comprehensive reporting, analytics and CDRs records
•
Extensive customer care tools
•
Open API for web/WAP developers, 3
rd
parties application
developers
The MOMA Service Delivery Platform (SDP)

- Page 41 -
Vringo Financial Position
Cash and cash equivalents 7,394 744
Total current assets 7,704 3,518
Total assets 7,982 3,789
Total current liabilities 2,076 3,649
Total long-term liabilities 5,830 4,550
Total stockholders’ equity 76 (16,378)
September 30,
2010
December 31,
2009
($ 000)
(Unaudited)
(Audited)

- Page 42 -
Company Snapshot
Stock Exchange/Ticker: NYSE Amex: VRNG
VRNG Recent Price (3/8/11): $2.10
Shares Outstanding: (3/8/11) 5.7 M
Market Cap: $12 M
3Q10 Revenue / Sequential growth rate: $54 K / 23%
Special Bridge/Bank warrants at $2.75 exercise price (3/8/11) 1.1M
Out-of-the-money warrants (3/8/11) 6.6 M
3Q 10 Net Income (Loss): ($2.8 M)
Net Granted stock options 3.1 M
Director and Officer Ownership: 8.7%
Warrant Exchange/Ticker: NYSE Amex: VRNG-W
VRNG-W Recent Price (3/8/11): $0.14
VRNG-W exercise price & expiration $5.06; 6/21/15

- Page 43 -
Established and Well
Seasoned Management
•
Strong management team and BOD with experience in the
U.S. financial markets
•
Track record of creating, running, investing and exiting
successful technology companies
Fast Growing Markets
•
4.6 B global mobile subscribers
(1)
•
534 M global mobile video subscribers by 2014
(2)(4)
•
$25 B mobile application market by 2014
(3)(5)
•
$29 B mobile content market by 2012
(2)
Strong Platform for Growth
•
Proven technology and products
•
Scalable business model
•
Major contracts signed with international mobile carriers
and content providers
•
Robust Video Ringtone platform ready to deploy as turnkey
Investment Highlights: Recap
(1) United Nations estimate
(2) Multimedia Intelligence
(3) Juniper Research
(4) Not a projection for Vringo subscribers
(5) Not a projection for Vringo market size
Will grow organically and
through acquisition
•
Have announced signing of LOI for m-Wise acquisition
•
Real opportunity for consolidation in mobile service arena